EXHIBIT 31.3

CERTIFICATION PURSUANT TO

RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jack Phillips, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Accelerate Diagnostics, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

9
Date April 29, 2025	/s/ Jack Phillips
Jack Phillips
President and Chief Executive Officer
(Principal Executive Officer)